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                                                                    Exhibit 10-a

                              AMENDMENT NUMBER 1
                                     TO THE
                             AMSOUTH BANCORPORATION
                          SUPPLEMENTAL RETIREMENT PLAN
                   Amended and Restated as of January 1, 1995
                                  (the "Plan")

         AmSouth Bancorporation hereby amends the Plan, effective as indicated below, as follows:

1.       Effective January 1, 2001, by adding the following paragraph before
         Article I:

         Effective January 1, 2001, the First American Corporation Supplemental Executive Retirement Program (the "FAC Program") was merged into the Plan, with the Plan serving as the surviving plan.

2.       Effective January 1, 2001, by adding a new section 3.04 as follows:

         Section 3.04. Notwithstanding anything to the contrary herein, all
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benefits accrued to Participants in the FAC Program through December 31, 2000, shall be calculated using the FAC Program terms and conditions as in effect December 31, 2000 and such benefits shall be subject to such terms and conditions, including but not limited to the terms and conditions governing the distribution of such benefits. Effective December 31, 2000 benefit accruals under the terms of the FAC Program shall cease. The FAC Program benefits shall not be less than the accrued benefits under the terms of the FAC Program immediately preceding the merger of the FAC Program into the Plan. A copy of the FAC Program as of December 31, 2000 is attached hereto as Exhibit A. Effective January 1, 2001, all benefits will be calculated under the terms and conditions of the Plan from January 1, 2001 forward.

IN WITNESS WHEREOF, AmSouth Bancorporation has caused this Amendment Number 1 to be executed by its duly authorized officers effective as of January 1, 2001.

                                       AMSOUTH BANCORPORATION

ATTEST:

                                       By: /s/ C. Dowd Ritter
                                           -------------------------------------
                                           C. Dowd Ritter
/s/ Carl L. Gorday                         President and Chief Executive Officer
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Assistant Secretary